Related party (Details) - Note Payable Related Party [Member] - USD ($)	Jun. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Unsecured Note Payable	$ 13,154,931	$ 13,154,931	$ 13,154,931
Less discounts and debt issuance costs	(2,280,286)	(3,260,647)	(5,243,033)
Total unsecured note payable	10,874,645	9,894,284	7,911,898
Less current portion	0	0	0
Unsecured note payable, net of current portion	$ 10,874,645	$ 9,894,284	$ 7,911,898